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                                 DC HOLDCO, INC.

                      THE WALT DISNEY COMPANY, AS GUARANTOR
                       SENIOR SUBORDINATED DEBT SECURITIES

                         ------------------------------

                                    INDENTURE

                                   DATED AS OF


                         ------------------------------


                                          TRUSTEE





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



                      CROSS REFERENCE TABLE1

TIA                                                          INDENTURE
SECTION                                                       SECTION
-------                                                      ---------

310   (a)(1)...............................................  7.8; 7.10
      (a)(2)..............................................        7.10
      (a)(3)....................................................  N.A.
      (a)(4)....................................................  N.A.
      (a)(5)....................................................  7.10
      (b)..................................................  7.8; 7.10
      (c)........................................................  N.A
311   (a).......................................................  7.11
      (b).......................................................  7.11
      (c).......................................................  N.A.
312   (a)........................................................  2.7
      (b).......................................................  14.3
      (c).......................................................  14.3
313   (a).......................................................   7.6
      (b)........................................................  7.6
      (c)..................................................  7.6; 14.2
      (d)........................................................  7.6
314   (a)..................................................  4.2; 14.2
      (b).......................................................  N.A.
      (c)(1)....................................................  14.4
      (c)(2)....................................................  14.4
      (c)(3)....................................................  N.A.
      (d).....................................................    N.A.
      (e)......................................................   14.5
      (f)......................................................    4.3
315   (a)......................................................    7.1
      (b)...................................................  7.5; 14.2
315   (c).........................................................  7.1
      (d).........................................................  7.1
      (e)........................................................  6.11
316   (a)(1)(a)...................................................  6.5
      (a)(1)(b)...................................................  6.4
      (a)(2)....................................................   N.A.
      (b)........................................................   6.7
      (c).......................................................   N.A.

-----------------
1    Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

TIA                                                           INDENTURE
SECTION                                                        SECTION
-------                                                       ---------

317   (a)(1).....................................................   6.8
      (a)(2).....................................................   6.9
      (b)........................................................   2.6
318   (a).......................................................   14.1

                        TABLE OF CONTENTS(2)

                             ARTICLE I

             DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1      DEFINITIONS.........................................  1
SECTION 1.2      OTHER DEFINITIONS...................................  6
SECTION 1.3      INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT...  7
SECTION 1.4      RULES OF CONSTRUCTION...............................  7

                            ARTICLE II

                          THE SECURITIES

SECTION 2.1      FORMS GENERALLY.....................................  8
SECTION 2.2      SECURITIES IN GLOBAL FORM...........................  8
SECTION 2.3      TITLE, TERMS AND DENOMINATIONS......................  9
SECTION 2.4      EXECUTION, AUTHENTICATION, DELIVERY AND DATING...... 12
SECTION 2.5      REGISTRAR AND PAYING AGENT.......................... 16
SECTION 2.6      PAYING AGENT TO HOLD MONEY AND SECURITIES IN TRUST.. 16
SECTION 2.7      SECURITYHOLDER LISTS................................ 16
SECTION 2.8      TRANSFER AND EXCHANGE............................... 17
SECTION 2.9      REPLACEMENT SECURITIES AND COUPONS.................. 20
SECTION 2.10     OUTSTANDING SECURITIES; DETERMINATIONS OF
                 HOLDERS' ACTION..................................... 21
SECTION 2.11     TEMPORARY SECURITIES................................ 22
SECTION 2.12     CANCELLATION........................................ 24
SECTION 2.13     PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED...... 25
SECTION 2.14     PERSONS DEEMED OWNERS............................... 26
SECTION 2.15     COMPUTATION OF INTEREST ............................ 27

                            ARTICLE III

                             REDEMPTION

SECTION 3.1      RIGHT TO REDEEM; NOTICES TO TRUSTEE................ 27
SECTION 3.2      SELECTION OF SECURITIES TO BE REDEEMED............. 27
SECTION 3.3      NOTICE OF REDEMPTION............................... 28
SECTION 3.4      EFFECT OF NOTICE OF REDEMPTION..................... 28

-----------------
2    Note: This Table of Contents shall not, for any purpose, be deemed to be part of the Indenture.

SECTION 3.5      DEPOSIT OF REDEMPTION PRICE........................ 29
SECTION 3.6      SECURITIES REDEEMED IN PART........................ 30

                            ARTICLE IV

                             COVENANTS

SECTION 4.1      PAYMENT OF SECURITIES.............................. 30
SECTION 4.2      SEC REPORTS........................................ 30
SECTION 4.3      COMPLIANCE CERTIFICATE............................. 31
SECTION 4.4      FURTHER INSTRUMENTS AND ACTS....................... 31
SECTION 4.5      MAINTENANCE OF OFFICE OR AGENCY.................... 31
SECTION 4.6      ADDITIONAL AMOUNTS................................. 32
SECTION 4.7      LIMITATIONS ON THE INCURRENCE OF CERTAIN
                 OTHER DEBT......................................... 33
SECTION 4.8      LIMITATIONS ON THE INCURRENCE OF CERTAIN OTHER
                 GUARANTOR DEBT..................................... 33

                             ARTICLE V

                       SUCCESSOR CORPORATION

SECTION 5.1      WHEN COMPANY MAY MERGE OR TRANSFER ASSETS.......... 33

                             ARTICLE VI

                        DEFAULTS AND REMEDIES

SECTION 6.1      EVENTS OF DEFAULT.................................. 35
SECTION 6.2      ACCELERATION....................................... 36
SECTION 6.3      OTHER REMEDIES..................................... 37
SECTION 6.4      WAIVER OF PAST DEFAULTS............................ 37
SECTION 6.5      CONTROL BY MAJORITY................................ 37
SECTION 6.6      LIMITATION ON SUITS................................ 38
SECTION 6.7      RIGHTS OF HOLDERS TO RECEIVE PAYMENT............... 38
SECTION 6.8      COLLECTION SUIT BY TRUSTEE......................... 38
SECTION 6.9      TRUSTEE MAY FILE PROOFS OF CLAIM................... 39
SECTION 6.10     PRIORITIES......................................... 39
SECTION 6.11     UNDERTAKING FOR COSTS.............................. 40
SECTION 6.12     WAIVER OF STAY, EXTENSION OR USURY LAWS............ 40

                            ARTICLE VII

                                                                   PAGE
                                                                   ----

                              TRUSTEE

SECTION 7.1      DUTIES OF TRUSTEE.................................. 41
SECTION 7.2      RIGHTS OF TRUSTEE.................................. 42
SECTION 7.3      INDIVIDUAL RIGHTS OF TRUSTEE, ETC.................. 42
SECTION 7.4      TRUSTEE'S DISCLAIMER............................... 42
SECTION 7.5      NOTICE OF DEFAULTS................................. 42
SECTION 7.6      REPORTS BY TRUSTEE TO HOLDERS...................... 43
SECTION 7.7      COMPENSATION AND INDEMNITY......................... 43
SECTION 7.8      REPLACEMENT OF TRUSTEE............................. 44
SECTION 7.9      SUCCESSOR TRUSTEE BY MERGER........................ 45
SECTION 7.10     ELIGIBILITY; DISQUALIFICATION...................... 45
SECTION 7.11     PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.. 46

                           ARTICLE VIII

                     SATISFACTION AND DISCHARGE

SECTION 8.1      DISCHARGE OF LIABILITY ON SECURITIES............... 46
SECTION 8.2      REPAYMENT TO THE COMPANY........................... 46
SECTION 8.3      OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE. 47
SECTION 8.4      DEFEASANCE AND DISCHARGE........................... 47
SECTION 8.5      COVENANT DEFEASANCE................................ 47
SECTION 8.6      CONDITIONS TO DEFEASANCE AND COVENANT DEFEASANCE... 48

                            ARTICLE IX

                      SUPPLEMENTAL INDENTURES

SECTION 9.1      SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. 48
SECTION 9.2      SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.... 50
SECTION 9.3      COMPLIANCE WITH TRUST INDENTURE ACT................ 51
SECTION 9.4      REVOCATION AND EFFECT OF CONSENTS,
                 WAIVERS AND ACTIONS................................ 51
SECTION 9.5      NOTATION ON OR EXCHANGE OF SECURITIES.............. 51
SECTION 9.6      TRUSTEE TO SIGN SUPPLEMENTAL INDENTURES............ 52
SECTION 9.7      EFFECT OF SUPPLEMENTAL INDENTURES.................. 52

                                                                   PAGE
                                                                   ----

                             ARTICLE X

                            SINKING FUNDS

SECTION 10.1      APPLICABILITY OF ARTICLE.......................... 52
SECTION 10.2      SATISFACTION OF SINKING FUND PAYMENTS
                  WITH SECURITIES................................... 52
SECTION 10.3      REDEMPTION OF SECURITIES FOR SINKING FUND......... 53

                            ARTICLE XI

                  ACTIONS OF HOLDERS OF SECURITIES

SECTION 11.1      PURPOSES FOR WHICH MEETINGS MAY BE CALLED......... 53
SECTION 11.2      CALL, NOTICE AND PLACE OF MEETINGS................ 53
SECTION 11.3      PERSONS ENTITLED TO VOTE AT MEETINGS.............. 54
SECTION 11.4      QUORUM; ACTION.................................... 54
SECTION 11.5      DETERMINATION OF VOTING RIGHTS; CONDUCT AND
                    ADJOURNMENT OF MEETINGS......................... 55
SECTION 11.6      COUNTING VOTES AND RECORDING ACTION OF MEETINGS... 56
SECTION 11.7      ACTIONS OF HOLDERS GENERALLY...................... 56

                            ARTICLE XII

                              GUARANTY

SECTION 12.1      GUARANTY.......................................... 58
SECTION 12.2      EXECUTION AND DELIVERY OF THE GUARANTY............ 59
SECTION 12.3      TERMINATION OF THE GUARANTY....................... 60

                           ARTICLE XIII

                           SUBORDINATION

SECTION 13.1.     SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS..... 60
SECTION 13.2.     PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.... 61
SECTION 13.3.     ACCELERATION OF SECURITIES........................ 62
SECTION 13.4.     DEFAULT IN SENIOR INDEBTEDNESS.................... 63
SECTION 13.5.     PAYMENT PERMITTED IF NO DEFAULT................... 64
SECTION 13.6.     SUBROGATION RIGHTS OF HOLDERS OF SENIOR
                  INDEBTEDNESS...................................... 64

                                                                   Page
                                                                   ----

SECTION 13.7.     PROVISION SOLELY TO DEFINE RELATIVE RIGHTS........ 65
SECTION 13.8.     TRUSTEE TO EFFECTUATE SUBORDINATION............... 65
SECTION 13.9.     NO WAIVER OF SUBORDINATION PROVISIONS............. 65
SECTION 13.10.    NOTICE TO TRUSTEE................................. 66
SECTION 13.11.    RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF
                  LIQUIDATING AGENT................................. 66
SECTION 13.12.    TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR
                  INDEBTEDNESS...................................... 67
SECTION 13.13.    RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS;
                  PRESERVATION OF TRUSTEE'S RIGHTS.................. 67
SECTION 13.14.    ARTICLE XIII APPLICABLE TO PAYING AGENTS.......... 67
SECTION 13.15     SUBORDINATION OF GUARANTY......................... 68

                          ARTICLE XIV

                           MISCELLANEOUS

SECTION 14.1      TRUST INDENTURE ACT CONTROLS...................... 69
SECTION 14.2      NOTICES........................................... 69
SECTION 14.3      COMMUNICATION BY HOLDERS WITH OTHER HOLDERS....... 70
SECTION 14.4      CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT 71
SECTION 14.5      STATEMENTS REQUIRED IN CERTIFICATE OR OPINION..... 71
SECTION 14.6      SEPARABILITY CLAUSE............................... 71
SECTION 14.7      RULES BY TRUSTEE, PAYING AGENT AND REGISTRAR...... 71
SECTION 14.8      LEGAL HOLIDAYS.................................... 72
SECTION 14.9      GOVERNING LAW..................................... 72
SECTION 14.10     NO RECOURSE AGAINST OTHERS........................ 72
SECTION 14.11     SUCCESSORS........................................ 72
SECTION 14.12     EFFECT OF HEADINGS AND TABLE OF CONTENTS.......... 72
SECTION 14.13     BENEFITS OF INDENTURE............................. 72
SECTION 14.14     MULTIPLE ORIGINALS................................ 72

                            EXHIBIT A

FORM OF GUARANTY                                                     75

      INDENTURE dated as of         , by and among DC Holdco, Inc., a Delaware
corporation ("COMPANY"), The Walt Disney Company, a Delaware corporation, as
guarantor (the "Guarantor"), and              , as trustee ("TRUSTEE").


                      RECITALS OF THE COMPANY

      The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "SECURITIES") to be issued in one or more series as in this Indenture provided.

      The Company is a wholly owned subsidiary of the Guarantor.

      The Guarantor has entered into an Amended and Restated Agreement and Plan of Reorganization dated as of July 31, 1995, (the "Reorganization Agreement") whereby with Capital Cities/ABC, Inc., a New York corporation ("Capital Cities") will become a Subsidiary of the Company (the "Acquisition"). The Acquisition may be accomplished pursuant to the Reorganization Agreement's other instruments effecting the business combination between the Guarantor and Capital Cities.

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and ratable benefit of the Holders of the Securities or of each series thereof as follows:


                             ARTICLE I

             DEFINITIONS AND INCORPORATION BY REFERENCE

      SECTION 1.1  DEFINITIONS.

      "AFFILIATE" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "CONTROL" when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

      "AUTHORIZED NEWSPAPER" means a newspaper, in the English language or, at the option of the Company, in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different Authorized Newspapers meeting the foregoing requirements and in each case on any Business Day.

      "BEARER SECURITY" means any Security in the form (to the extent applicable thereto) established pursuant to Section 2.1 which is payable to the bearer.

      "BOARD OF DIRECTORS" means either the board of directors of the Company or any committee of such board authorized with respect to any matter to exercise the powers of the Board of Directors of the Company.

      "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "BUSINESS DAY" means, except as otherwise specified as contemplated by
Section 2.3(a), with respect to any Place of Payment or any other particular location referred to in this Indenture or m the Securities, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law or executive order to close.

      "CAPITAL STOCK" for any corporation means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that corporation.

      "CASH" means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

      "CEDEL S.A." means Centrale de Livraison de Valeurs Mobilieres SA.

      "COMPANY" means the party named as the "COMPANY" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor.

      "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company or the Guarantor, as the case may be, by its Chairman of the Board, a Vice Chairman, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee or, with respect to Sections 2.4, 2.8,
2.11 and 7.2, any other employee of the Company or the Guarantor, as the case may be, named in an Officers' Certificate delivered to the Trustee.

      "COUPON" means any interest coupon appertaining to a Bearer Security.

      "DEFAULT" means any event which is, or after notice or passage of time or both would be, an Event of Default.

      "DEPOSITARY" means, with respect to the Securities of any series issuable or issued in whole or in part in global form, the Person specified as contemplated by Section 2.3(a) as the Depositary with respect to such series of Securities, until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "DEPOSITARY" shall mean or include such successor.

      "DEBT" means with respect to any person at any date, without duplication
(i) all obligations of such person for borrowed money, (ii) all obligations of such person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all Debt of others secured by a lien on any asset of such person, whether or not such Debt is assumed by such person, (iv) all obligations of such person pursuant to leases which are required to be capitalized under generally accepted accounting principles consistently applied and (v) all Debt of others for the payment of which such person is responsible or liable as obligor or guarantor.

      "DISCOUNT SECURITY" means any Security which provides for an amount less than the Principal Amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.2.

      "DOLLAR" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

      "EURO-CLEAR" means the operator of the Euro-clear System.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      "GUARANTY" has the meaning set forth in Article XII.

      "HOLDER" or "SECURITYHOLDER," when used with respect to any Security, means, in the case of a Registered Security, a person in whose name a Security is registered on the Registrar's books and, in the case of a Bearer Security, the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

      "INDENTURE" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof and shall include the terms of a particular series of Securities established as contemplated in Section 2.3(a).

      "INTEREST," when used with respect to a Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

      "INTEREST PAYMENT DATE," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

      "MATURITY," when used with respect to any Security, means the date on which the Principal of such Security or an installment of Principal or, in the case of a Discount Security, the Principal Amount payable upon a declaration of acceleration pursuant to Section 6.2, becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

      "OFFICER" means the Chairman of the Board, any Vice Chairman, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

      "OFFICERS' CERTIFICATE" means a written certificate containing the information specified in Sections 14.4 and 14.5, signed in the name of the Company or the Guarantor, as the case may be, by its Chairman of the Board, a Vice Chairman, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

      "OPINION OF COUNSEL" means a written opinion containing the information specified in Sections 14.4 and 14.5, from legal counsel who is acceptable to the Trustee. The counsel may be an employee of, or counsel to, the Company, the Guarantor or the Trustee.

      "PERIODIC OFFERING" means an offering of Securities of a series from time to time the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof, the original issue date or dates thereof, the redemption provisions, if any, and any other terms specified as contemplated by Section 2.3(a) with respect thereto, are to be determined by the Company, or one or more of the Company's agents designated in an Officers' Certificate, upon the issuance of such Securities.

      "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

      "PLACE OF PAYMENT," when used with respect to the Securities of any series, means the place or places where, subject to the provisions of Section 4.5, the Principal of and any interest on the Securities of that series are payable as specified as contemplated by Section 2.3(a).

      "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under

Section 2.9 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains, as the case may be.

      "PRINCIPAL" or "PRINCIPAL AMOUNT" of a Security, except as otherwise specifically provided in this Indenture, means the outstanding principal of the Security plus the premium, if any, of the Security.

      "REDEMPTION DATE" or "REDEMPTION DATE," when used with respect to any Security to be redeemed, shall mean the date specified for redemption of such Security in accordance with the terms of such Security and this Indenture.

      "REDEMPTION PRICE" or "REDEMPTION PRICE," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

      "REGISTERED SECURITY" means any Security in the form (to the extent applicable thereto) established pursuant to Section 2.1 which is registered on the books of the Registrar.

      "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 2.3(a).

      "SEC" means the Securities and Exchange Commission.

      "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

      "SECURITYHOLDER" or "HOLDER," when used with respect to any Security, means in the case of a Registered Security, a person in whose name a Security is registered on the Registrar's books and in the case of a Bearer Security the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

      "SPECIAL RECORD DATE" for the payment of any Defaulted Interest on the Registered Securities of any issue means a date fixed by the Trustee pursuant to
Section 2.13.

      "STATED MATURITY," when used with respect to any Security or any installment of Principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which an amount equal to the Principal of such Security or an installment of Principal thereof or interest there on is due and payable.

      "SUBSIDIARY" means, with respect to any person, a corporation of which a majority of the Capital Stock having voting power under ordinary circumstances to elect a majority of the board of directors of such corporation is owned by
(i) such person, (ii) such person and one or more Subsidiaries or (iii) one or more Subsidiaries of such person.

      "TIA" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, except as provided in Section 9.3.

      "TRUST OFFICER" means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

      "TRUSTEE" means the party named as the "TRUSTEE" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor.

      "UNITED STATES" means the United States of America, its territories, its possessions (including the Commonwealth of Puerto Rico), and other areas subject to its jurisdiction.

      "UNITED STATES ALIEN" means any person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

      SECTION 1.2  OTHER DEFINITIONS.

                                                        Defined in
      Term                                               Section
      ----                                               -------

"BANKRUPTCY LAW"                                            6.1
"CUSTODIAN"                                                 6.1
"DEFAULTED INTEREST"                                       2.13
"EVENT OF DEFAULT"                                          6.1
"EXCHANGE DATE"                                            2.11
"GUARANTOR SENIOR INDEBTEDNESS"                           13.15
"LEGAL HOLIDAY"                                            14.8
"NOTICE OF DEFAULT "                                        6.1
"OUTSTANDING"                                              2.10

"PAYING AGENT"                                              2.5
"REGISTRAR"                                                 2.5
"SENIOR INDEBTEDNESS"                                      13.1

      SECTION 1.3 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

            "COMMISSION" means the SEC.

            "INDENTURE SECURITIES" means the Securities.

            "INDENTURE SECURITY HOLDER" means a Holder or Securityholder.

            "INDENTURE TO BE QUALIFIED" means this Indenture.

            "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the
            Trustee.

            "OBLIGOR" on the indenture securities means the Company.

      All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

      SECTION 1.4 RULES OF CONSTRUCTION. Unless the context otherwise requires:

            (1)  a term has the meaning assigned to it;

            (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in the United States as in effect from time to time;

            (3)  "OR" is not exclusive;

            (4)  "INCLUDING" means including, without limitation; and

            (5) words in the singular include the plural, and words in the plural include the singular.


                            ARTICLE II

                           THE SECURITIES

      SECTION 2.1 FORMS GENERALLY. The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons shall be in substantially such form (including global form) as shall be established by delivery to the Trustee of an Officers' Certificate or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Officers executing such Securities or coupons as evidenced by their execution of the Securities or coupons. The Officers' Certificate so establishing the form of Security or coupons, if any, of any series shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.4 for the authentication and delivery of such Securities or coupons.

      Unless otherwise specified as contemplated by Section 2.3(a), Bearer Securities shall have interest coupons attached.

      The permanent Securities and coupons, if any, shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, PROVIDED, that such method is permitted by the rules of any securities exchange on which such Securities may be listed, all as determined by the Officers executing such Securities as evidenced by their execution of such Securities.

      SECTION 2.2 SECURITIES IN GLOBAL FORM. If Securities of a series are issuable in temporary or permanent global form, as specified as contemplated by
Section 2.3(a), then, notwithstanding clause (10) of Section 2.3(a) and the provisions of Section 2.3(b), any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount of any increase or decrease in the amount of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such person or persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 2.4 or Section 2.11. Subject to the provisions of Section 2.4 and, if applicable, Section 2.11, the Trustee shall deliver and redeliver any Security in global form in the manner and upon instructions given by the person or persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 2.4 or 2.11 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 14.4 or 14.5 and need not be accompanied by an Opinion of Counsel.

      The provisions of the last sentence of Section 2.4 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company, and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 14.4 or 14.5 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the Principal Amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 2.4.

      Notwithstanding the provisions of Sections 2.1 and 2.13, unless otherwise specified as contemplated by Section 2.3(a), payment of Principal of and any interest on any Security in global form shall be made to the person or persons specified therein.

      SECTION 2.3  TITLE, TERMS AND DENOMINATIONS.

      (a) The aggregate Principal Amount of Securities which may be authenticated and delivered under this Indenture shall be unlimited.

      The Securities may be issued in one or more series. There shall be established and, subject to Section 2.4, set forth, or determined in the manner provided, in an Officers' Certificate of the Company (and, if any covenants, agreements or Events of Default relating to the Guarantor, or any provisions or Article XII or any Guaranty, are thereby effected, of the Guarantor), or established in one or more indentures supplemental hereto:

            (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

            (2) any limit upon the aggregate Principal Amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.8, 2.9, 2.11, 3.6, 9.5 or
      10.3 and except for any Securities which, pursuant to Section 2.4, are deemed never to have been authenticated and delivered hereunder);

            (3) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities or both, whether any Securities of the series may be represented initially by a Security in temporary or permanent global form and, if so, the initial Depositary with respect to any such temporary or permanent global Security, and if other than as provided in Section 2.8 or Section 2.11, as applicable, whether and the circumstances under which beneficial owners of interests in any such temporary or permanent global Security may exchange such interests for

      Securities of such series and of like tenor of any authorized form and denomination;

            (4) the person to whom any interest on any Registered Security of the series shall be payable, if other than the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, and the person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which (including any certification requirement and other terms and conditions under which), any interest payable on a temporary or permanent global Security on an Interest Payment Date will be paid if other than in the manner provided in
      Section 2.2 and Section 2.4, as applicable;

            (5) the date or dates on which the Principal of the Securities of the series is payable or the method of determination thereof;

            (6) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Registered Securities on any Interest Payment Date;

            (7) the place or places where, subject to the provisions of Section 4.5, the Principal of and any interest on Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

            (8) the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company;

            (9) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, the conditions, if any, giving rise to such obligation, and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, and any provisions for the remarketing of such Securities;

            (10) the denominations in which any Registered Securities of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof, and the denomination or denominations in which any Bearer Securities of the series shall be issuable, if other than denominations of $5,000 and $100,000;

            (11) the currency or currencies, including composite currencies, in which payment of the Principal of and any interest on the Securities of the series shall be payable if other than the currency of the United States, and if so, whether the Securities of the series may be satisfied and discharged other than as provided in Article VIII;

            (12) if the amount of payments of principal of and any interest on the Securities of the series is to be determined with reference to an index, formula or other method, or based on a coin or currency other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined and the calculation agent, if any, with respect thereto;

            (13) if other than the Principal Amount thereof, the portion of the Principal Amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
      Section 6.2;

            (14) if the Company will pay additional amounts on any of the Securities and coupons, if any, of the series to any Holder who is a United States Alien (including any modification in the definition of such term), in respect of any tax, assessment or governmental charge withheld or deducted, under what circumstances and with what procedures and documentation the Company will pay such additional amounts, whether such additional amounts will be treated as interest or Principal pursuant to this Indenture, and whether the Company will have the option to redeem such Securities rather than pay additional amounts (and the terms of any such option);

            (15) if other than as defined in Section 1.1, the meaning of "BUSINESS DAY" when used with respect to any Securities of the series;

            (16) if and the terms and conditions upon which the Securities of the series may or must be converted into securities of the Company or exchanged for securities of the Company or another enterprise;

            (17) if and the terms and conditions upon which the obligations of the Company under the Securities of the series are guaranteed in a manner other than as described in Article XII;

            (18) any terms applicable to Original Issue Discount, if any, (as that term is defined in the Internal Revenue Code of 1986 and the Regulations thereunder) including the rate or rates at which such Original Issue Discount, if any, shall accrue;

            (19) if the Securities of the series may be issued or delivered (whether upon original issuance or upon exchange of a temporary Security of such series or otherwise), or any installment of Principal of or any interest is payable, only upon receipt of certain certificates or other documents or satisfaction of other conditions in addition to those specified in this Indenture, the form and terms of such certificates, documents or conditions; and

            (20) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
      Section 9.1(7)).

      All Securities of any one series and the coupons appertaining to any Bearer Securities of such series shall be substantially identical except as to denomination and the rate or rates of interest, if any, and Stated Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided in or pursuant to an Officers' Certificate pursuant to this Section 2.3(a) or in any indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series or for the establishment of additional terms with respect to the Securities of such series.

      If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of any appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series. With respect to Securities of a series subject to a Periodic Offering, such Board Resolution or Officers' Certificate may provide general terms for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company, or one or more of the Company's agents designated in an Officers' Certificate, in accordance with the Company Order as contemplated by the first proviso of the third paragraph of Section 2.4.

      (b) Unless otherwise provided as contemplated by Section 2.3(a) with respect to any series of Securities, any Registered Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof and any Bearer Securities of a series shall be issuable in denominations of $5,000 and $100,000.

      SECTION 2.4 EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Securities shall be executed on behalf of the Company by its Chairman of the Board, one of its

Vice Chairmen, its President or one of its Vice Presidents, or the Treasurer or any Assistant Treasurer, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Treasurer or any Assistant Treasurer of the Company.

      Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series together with any coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities; PROVIDED, HOWEVER, that, with respect to Securities of a series subject to a Periodic Offering, (a) such Company Order may be delivered by the Company to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (b) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate Principal Amount not exceeding the aggregate Principal Amount established for such series, pursuant to a Company Order or pursuant to such procedures acceptable to the Trustee as may be specified from time to time by a Company Order, (c) the rate or rates of interest, if any, the Stated Maturity or Maturities, the original issue date or dates, the redemption provisions, if any, and any other terms of Securities of such series shall be determined by a Company Order or pursuant to such procedures and (d) if provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company, or the Company's duly authorized agent or agents designated in an Officers' Certificate, which oral instructions shall be promptly confirmed in writing; and PROVIDED, FURTHER, that, in connection with its original issuance, no Bearer Security or coupon shall be mailed or otherwise delivered to any person who is not a United States Alien or to any location in the United States. Except as permitted by Section 2.9, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled.

      If the forms or terms of the Securities of the series and any related coupons have been established in or pursuant to one or more Officers' Certificates as permitted by Sections 2.1 and 2.3(a), in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel stating:

      (a) that the form and terms of such Securities and any coupons have been duly authorized by the Company and established in conformity with the provisions of this Indenture; and

      (b) that such Securities, together with any coupons appertaining thereto, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to customary exceptions;

PROVIDED, HOWEVER, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication of Securities of such series and that the Opinion of Counsel above may state:

            (x) that the forms of such Securities have been, and the terms of such Securities (when established in accordance with such procedures as may be specified from time to time in a Company Order, all as contemplated by and in accordance with a Board Resolution or an Officers' Certificate pursuant to Section 2.3(a), as the case may be) will have been, duly authorized by the Company and established in conformity with the provisions of this Indenture; and

            (y) that such Securities, together with the coupons, if any, appertaining thereto, when (1) executed by the Company, (2) completed, authenticated and delivered by the Trustee in accordance with this Indenture, and (3) issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to customary exceptions.

      With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and other documents delivered pursuant to Sections 2.1 and 2.3(a) and this Section, as applicable, at or prior to the time of the first authentication of Securities of such series unless and until it has received written notification that such opinion or other documents have been superseded or revoked. In connection with the authentication and delivery of Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume, unless it has actual knowledge to the contrary, that the Company's instructions to authenticate and deliver such Securities do not violate any rules, regulations or orders of any governmental agency or commission having jurisdiction over the Company.

      Notwithstanding the provisions of Section 2.3(a) and of the preceding three paragraphs, if all Securities of a series are subject to a Periodic Offering, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 2.3(a) at or prior to the time of authentication of each Security of such series if such Officers' Certificate is delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

      Each Registered Security shall be dated the date of its authentication; and, unless otherwise specified as contemplated by Section 2.3(a), each Bearer Security (including a Bearer Security represented by a temporary global Security) shall be dated as of the date of original issuance of the first Security of such series to be issued.

      The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

      No Security or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. The Trustee's certificate of authentication shall be in substantially the following form:

            This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                       ,  as Trustee



                                           By:
                                               --------------------------------
                                               Authorized Officer


Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.12 together with a written statement (which need not comply with Section 14.4 or 14.5 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

      SECTION 2.5 REGISTRAR AND PAYING AGENT. The Company shall maintain, with respect to each series of Securities, an office or agency where such Securities may be presented for registration of transfer or for exchange ("REGISTRAR") and an office or agency where such Securities may be presented for purchase or payment ("PAYING AGENT"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term Paying Agent includes any additional paying agent.

      The Company shall enter into an appropriate agency agreement with respect to each series of Securities with any Registrar, Paying Agent or co-registrar (if not the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar or Paying Agent for a particular series of Securities, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.7. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar or co-registrar.

      The Company initially appoints the Trustee as the Registrar and Paying Agent in connection with such Securities.

      SECTION 2.6 PAYING AGENT TO HOLD MONEY AND SECURITIES IN TRUST. Except as otherwise provided herein, prior to or on each due date of payments in respect of any series of Securities, the Company shall deposit with the Paying Agent with respect to such Securities a sum of money sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by such Paying Agent for the making of payments in respect of the Securities of such series and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, a Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money so held in trust with respect to such Securities. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent for a series of Securities, it shall segregate the money held by it as Paying Agent with respect to such Securities and hold it as a separate trust fund. The Company at any time may require a Paying Agent for a series of Securities to pay all money held by it with respect to such Securities to the Trustee and to account for any money disbursed by it. Upon doing so, such Paying Agent shall have no further liability for the money.

      SECTION 2.7 SECURITYHOLDER LISTS. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of each series of Securities. If the Trustee is not the Registrar for any series of Securities, the Company shall cause to be furnished to the Trustee at least semiannually on June 1 and December 1 a listing of Holders of such series of Securities dated within 15 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders of such series of Securities.

      SECTION 2.8 TRANSFER AND EXCHANGE. Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 4.5 for such purpose in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations of a like aggregate Principal Amount and tenor. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange (other than any exchange of a temporary Security for a definitive Security not involving any change in ownership or any exchange pursuant to Section 2.11, 3.6, 9.5 or 10.3, not involving any transfer).

      Notwithstanding any other provisions (other than the provisions set forth in the sixth and seventh paragraphs) of this Section, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

      At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of any authorized denomination or denominations, of a like aggregate Principal Amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Bearer Securities may not be issued in exchange for Registered Securities.

      At the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denomination or denominations and of a like aggregate Principal Amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; PROVIDED, HOWEVER, that, except as otherwise provided in Section 4.5, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

      Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee or a duly appointed authenticating agent shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form in an aggregate Principal Amount equal to the Principal Amount of the Security or Securities in global form representing such series in exchange for such Security or Securities in global form.

      The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more global Securities shall no longer be represented by such global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form and in an aggregate Principal Amount equal to the Principal Amount of the Security or Securities in global form representing such series in exchange for such Security or Securities in global form.

      Notwithstanding the foregoing, except as otherwise specified in the preceding two paragraphs or as contemplated by Section 2.3(a), any permanent global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a permanent global Security are entitled to exchange such interests for definitive Securities of such series and of like Principal Amount and tenor but of another authorized form and denomination, as specified as contemplated by Section 2.3(a), then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities in aggregate Principal Amount equal to the Principal Amount of such permanent global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered by the Depositary with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent global Security, an equal aggregate Principal Amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by Section 2.3(a), shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; PROVIDED, HOWEVER, that notwithstanding the last paragraph of this Section 2.8, no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending on the relevant Redemption Date; and PROVIDED, FURTHER, that in connection with its original issuance, no Bearer Security or coupon delivered in exchange for a portion of a permanent global Security shall be mailed or otherwise delivered to any person that is not a United States Alien or to any location in the United States. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

      Upon the exchange of a Security in global form for Securities in definitive form, such Security in global form shall be cancelled by the Trustee. Registered Securities issued in exchange for a Security in global form pursuant to this Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Registered Securities to the persons in whose names such Securities are so registered.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

      The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending (except as otherwise provided in the first proviso in the eighth paragraph of this Section 2.8) at the close of business on (a) if Securities of the Series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (b) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part, or
(iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption.

      SECTION 2.9 REPLACEMENT SECURITIES AND COUPONS. If (a) any mutilated Security or a Security with a mutilated coupon appertaining thereto is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security or coupon, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or coupon has been acquired by a BONA FIDE purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or coupon or in lieu of any such destroyed, lost or stolen Security or coupon, or in exchange for the Security to which a mutilated, destroyed, lost or stolen coupon appertains (with all appurtenant coupons not mutilated, destroyed, lost or stolen), a new Security of the same series and of like tenor and Principal Amount, bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or coupon, or to the Security to which such destroyed, lost or stolen coupon appertains.

      In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or coupon; PROVIDED, HOWEVER, that the Principal of and any interest on Bearer Securities shall, except as otherwise provided in Section 4.5, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 2.3(a), any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

      Upon the issuance of any new Securities under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security of any series issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security, or in exchange for a Security to which a mutilated, destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and any such new Security and coupons, if any, shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities of that issue and their coupons, if any, duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

      SECTION 2.10 OUTSTANDING SECURITIES; DETERMINATIONS OF HOLDERS' ACTION. Securities of any series "OUTSTANDING" at any time are, as of the date of determination, all the Securities of such series theretofore authenticated by the Trustee for such series except for those cancelled by it, those delivered to it for cancellation and those described in this Section 2.10 as not outstanding. A Security does not cease to be "OUTSTANDING" because the Company or an Affiliate thereof holds the Security; PROVIDED, HOWEVER, that in determining whether the Holders of the requisite Principal Amount of Outstanding

Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles 6 and 9). In addition, in determining whether the Holders of the requisite Principal Amount of Outstanding Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the Principal Amount of a Discount Security that shall be deemed to be Outstanding shall be the amount of the Principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 6.2, (ii) the Principal Amount of a Security denominated in a foreign currency or currencies shall be the Dollar equivalent, as determined on the date of original issuance of such Security, of the Principal Amount (or, in the case of a Discount Security, the Dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security.

      If a Security has been paid pursuant to Section 2.9 or in exchange for or in lieu of which another Security has been authenticated and delivered pursuant to this Indenture, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a BONA FIDE purchaser.

      If the Trustee (other than the Company) holds, in accordance with this Indenture, on a Redemption Date or on Stated Maturity, money sufficient to pay Securities and any coupons thereto appertaining payable on that date, then on and after that date such Securities shall cease to be outstanding and interest, if any, on such Securities shall cease to accrue; PROVIDED, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

      SECTION 2.11 TEMPORARY SECURITIES. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be in global form.

      Except in the case of Securities represented by a temporary global Security (which shall be exchanged in accordance with the provisions of the three succeeding paragraphs), if temporary Securities for some or all of the Securities of any series are issued, the Company will cause definitive Securities representing such Securities to be prepared without unreasonable delay. After the preparation of such definitive Securities, the temporary Securities shall be exchangeable for such definitive Securities of like tenor upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 4.5 in a Place of Payment for such series for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like Principal Amount of definitive Securities of the same series and of like tenor of authorized denominations; PROVIDED, HOWEVER, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

      Unless otherwise specified as contemplated by Section 2.3(a), if Bearer Securities of any series are represented by a Security in temporary global form, any such temporary global Security shall be delivered to the Depositary for the benefit of Euro-clear and Cedel S.A., for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

      Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "EXCHANGE DATE"), the Company shall deliver to the Trustee permanent Securities of the same series, in aggregate Principal Amount equal to the Principal Amount of such temporary global Security, executed by the Company. On or after the Exchange Date, such temporary global Security shall be surrendered by the Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for permanent Securities of the same series and of like tenor without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate Principal Amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The permanent Securities to be delivered in exchange for any such temporary global Security shall be in definitive bearer form or registered form, or shall be represented by a permanent global Security, or any combination thereof, as specified as contemplated by Section 2.3(a), and, if any combination thereof is so specified, as requested by the beneficial owner thereof.

      Unless otherwise specified in any such temporary global Security, the interest of a beneficial owner of Securities of a series represented by such temporary global Security shall be exchanged for permanent Securities of the same series and of like tenor following the Exchange Date when the account holder instructs Euro-clear or Cedel S.A., as the case may be, to request such exchange on his behalf and delivers to Euro-clear or Cedel S.A., as the case may
be, any certificate specified as contemplated by Section 2.3(a).   Unless
otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a person receiving permanent Securities must bear the cost of insurance, postage, transportation and the like in the event that such person does not take delivery of such permanent Securities in person at the offices of Euro-clear or Cedel S.A.

      Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as permanent Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 2.3(a), interest payable on a temporary global Security representing a series of Bearer Securities on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euro-clear and Cedel S.A. on such Interest Payment Date, upon delivery by Euro-clear and Cedel S.A. to the Trustee of any certificate specified as contemplated by Section 2.3(a), for credit without further interest on or after such Interest Payment Date to the respective accounts of the persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euro-clear or Cedel S.A., as the case may be, any certificate specified as contemplated by Section 2.3(a).

      SECTION 2.12 CANCELLATION. All Securities or coupons surrendered for payment, redemption, registration of transfer or exchange, or for credit against any sinking fund payment, shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and all Registered Securities and matured coupons so delivered shall be promptly cancelled by it. All Bearer Securities and unmatured coupons so delivered shall be held by the Trustee and, upon instruction by a Company Order, shall be cancelled or held for reissuance. Bearer Securities and unmatured coupons held for reissuance may be reissued only in replacement of mutilated, lost, stolen or destroyed Bearer Securities of the same series and like tenor or the related coupons pursuant to Section 2.9. All Bearer Securities and unmatured coupons held by the Trustee pending such cancellation or reissuance shall be deemed to be delivered for cancellation for all purposes of this Indenture and the Securities. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever (including

Securities received by the Company in exchange or payment for other Securities of the Company) and may deliver to the Trustee (or to any other person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. The Company may not reissue, or issue new Securities to replace, Securities it has paid or delivered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted in the form of Securities for any particular series or as permitted by this Indenture. All cancelled Securities and coupons held by the Trustee shall be destroyed by the Trustee and evidence of their destruction delivered to the Company unless the Company directs by Company Order that the Trustee deliver cancelled Securities to the Company.

    SECTION 2.13 PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. Unless otherwise provided as contemplated by Section 2.3(a) with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

    Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

       (1) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such

    Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

       (2) The Company may make payment of any Defaulted Interest on the Registered Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

    Subject to the foregoing provisions of this Section and Section 2.8, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

    SECTION 2.14 PERSONS DEEMED OWNERS. Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of Principal of and (except as otherwise specified as contemplated by Section 2.3(a) and subject to Section 2.8 and
Section 2.13) interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

    Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Bearer Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

    None of the Company, the Trustee, any Paying Agent or the Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

    SECTION 2.15 COMPUTATION OF INTEREST . Except as otherwise specified as contemplated by Section 2.3(a) for Securities of any series, (i) interest on any Securities which bear interest at a fixed rate shall be computed on the basis of a 360-day year comprised of twelve 30-day months and (ii) interest on any Securities which bear interest at a variable rate shall be computed on the basis of the actual number of days in an interest period divided by 360.

                            ARTICLE III

                             REDEMPTION

    SECTION 3.1 RIGHT TO REDEEM; NOTICES TO TRUSTEE. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.3(a) for Securities of any series) in accordance with this Article. In the case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, within the time period set forth below), notify the Trustee in writing of the Redemption Date, the Principal Amount of and of any other information necessary to identify the Securities of such series to be redeemed and the Redemption Price.

    The Company shall give the notice to the Trustee provided for in this
Section 3.1 at least 60 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee).

    SECTION 3.2 SELECTION OF SECURITIES TO BE REDEEMED. Unless otherwise specified as contemplated by Section 2.3(a) with respect to any series of Securities, if less than all the Securities of any series with the same issue date, interest rate and Stated Maturity are to be redeemed, the Trustee shall select the particular Securities to be redeemed by a method the Trustee considers fair and appropriate, which method may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the Principal Amount of Registered Securities of such series of a denomination larger than the minimum autho-rized denomination for Securities of that series. The Trustee shall make the selection not more than 60 days before the Redemption Date from Outstanding Securities of such series not previously called for redemption. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly in writing of the Securities to be redeemed and, in the case of any portions of Securities to be redeemed, the principal amount thereof to be redeemed.

    SECTION 3.3 NOTICE OF REDEMPTION. Unless otherwise specified as contemplated by Section 2.3(a) with respect to any series of Securities, at least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.

    The notice shall identify the Securities to be redeemed and shall state:

       (1)  the Redemption Date;

       (2)  the Redemption Price;

       (3) if fewer than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the Principal Amounts) of the particular Securities to be redeemed;

       (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security (or portion thereof) to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

       (5) the place or places where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price; and

       (6)  that the redemption is for a sinking fund, if such is the case.

A notice of redemption published as contemplated by Section 14.2 need not identify particular Registered Securities to be redeemed.

    At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense; PROVIDED, HOWEVER, that, in all cases, the text of such Company Notice shall be prepared by the Company.

    SECTION 3.4 EFFECT OF NOTICE OF REDEMPTION. Once notice of redemption is given, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice, and from and after such date (unless the

Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 4.5) and, unless otherwise specified as contemplated by Section 2.3(a), only upon presentation and surrender of coupons for such interest; and PROVIDED, FURTHER, that, unless otherwise specified as contemplated by Section 2.3(a), installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Sections 2.8 and 2.13.

    If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; PROVIDED, HOWEVER, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 4.5) and, unless otherwise specified as contemplated by Section 2.3(a), only upon presentation and surrender of those coupons.

    If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the Principal shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

    SECTION 3.5 DEPOSIT OF REDEMPTION PRICE. Prior to or on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, of all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which prior thereto have been delivered by the Company to the Trustee for cancellation. If such money is then held by the Company in trust and is not required for such purpose, it shall be discharged from such trust.

    SECTION 3.6 SECURITIES REDEEMED IN PART. Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and upon such surrender, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security a new Registered Security or Securities of the same series and of like tenor, in an authorized denomination as requested by such Holder, equal in aggregate Principal Amount to and in exchange for the unredeemed portion of the Principal of the Security surrendered.

                            ARTICLE IV

                             COVENANTS

    SECTION 4.1 PAYMENT OF SECURITIES. The Company shall promptly make all payments in respect of each series of Securities on the dates and in the manner provided in the Securities and any coupons appertaining thereto and, to the extent not otherwise so provided, pursuant to this Indenture. An installment of Principal of or interest on the Securities shall be considered paid on the date it is due if the Trustee or a Paying Agent (other than the Company or an Affiliate of the Company) holds on that date funds (in the currency or currencies of payment with respect to such Securities) designated for and sufficient to pay such installment. Unless otherwise specified as contemplated by Section 2.3(a) with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. At the Company's option, payments of Principal or interest may be made by check or by transfer to an account maintained by the payee subject, in the case of Bearer Securities, to the provisions of Section 4.5.

    SECTION 4.2 SEC REPORTS. The Company shall file with the Trustee, within 15 days after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA
Section 314(a).

     So long as any Guaranty is in effect, the Guarantor shall file with the Trustee, within 15 days after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Guarantor is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act..

    SECTION 4.3 COMPLIANCE CERTIFICATE. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on September 30, 1996) an Officers' Certificate stating whether or not the signers know of any Default including, without limitation with respect to the Guarantor that occurred during such period. If they do, such Officers' Certificate shall including, without limitation with respect to the Guarantor describe the Default and its status.

    SECTION 4.4 FURTHER INSTRUMENTS AND ACTS. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

    SECTION 4.5  MAINTENANCE OF OFFICE OR AGENCY.  If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for such series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain (a) in the Borough of Manhattan, the City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, purchase or redemption and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise), (b) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to Section 4.6), and (c) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The office of the Trustee at
, New York, New York            , Attention:       shall be such office or
agency for all of the aforesaid purposes unless the Company shall maintain some other office or agency for such purposes and shall give prompt written notice to the Trustee of the location, and any change in the location, of such other office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that series may be made and notices and demands may be made or served at the address of the Trustee set forth in Section 14.2, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 4.6) at the place specified for that purpose as contemplated by
Section 2.3(a) or, if no such place is specified, at the main office of the Trustee in London, and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

    No payment of Principal or interest on Bearer Securities shall be made at any office or agency of the Company in the United States, by check mailed to any address in the United States, by transfer to an account located in the United States or upon presentation or surrender in the United States of a Bearer Security or coupon for payment, even if the payment would be credited to an account located outside the United States; PROVIDED, HOWEVER, that, if the Securities of a series are denominated and payable in Dollars, payment of Principal of and any interest on any such Bearer Security (including any additional amounts payable on Securities of such series pursuant to Section 4.6) shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment in Dollars of the full amount of such Principal, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for such purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

    The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

    SECTION 4.6 ADDITIONAL AMOUNTS. If specified as contemplated by Section 2.3(a), the Securities of a series may provide for the payment of additional amounts, and in such case, the Company will pay to the Holder of any Security of such series or any coupon appertaining thereto additional amounts as provided therein. Wherever in this Indenture there is mentioned, in any context, the payment of the Principal of or any interest on, or in respect of, any Security of any series or payment of any related coupon, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

    If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which payment of Principal is made), and at least 10 days prior to each date of payment of Principal and any interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of Principal of and any interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts required by the Securities of such series and this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

       SECTION 4.7 LIMITATIONS ON THE INCURRENCE OF CERTAIN OTHER DEBT. The Company shall not create, incur, issue, assume, guaranty or otherwise become directly or indirectly liable for or with respect to or otherwise permit to exist any Debt of the Company that is subordinate in right of payment to any Debt of the Company unless such Debt is either PARI PASSU with the Securities or subordinate in right of payment to the Securities pursuant to subordination provisions that are at least as favorable to the holders of the Securities as the subordination provision set forth in this Indenture with respect to Senior Indebtedness.

       SECTION 4.8 LIMITATIONS ON THE INCURRENCE OF CERTAIN OTHER GUARANTOR DEBT. The Guarantor shall not create, incur, issue, assume, guaranty or otherwise become directly or indirectly liable for or respect to or otherwise permit to exist any Debt of the Guarantor that is subordinate in right of payment to any Debt of the Guarantor unless such Debt is either PARI PASSU with the Guarantees pursuant to subordination provisions that are at least as favorable to the holders of the Securities as the subordination provision set forth in this Indenture with respect to Guarantor Senior Indebtedness. This
Section 4.8 shall be applicable only as to a Series of Securities which is guaranteed pursuant to Article XII or as provided pursuant to Section 2.3(a) and shall terminate without action by the Company, the Trustee or the Guarantor, if, as and when any Guaranty terminates pursuant to this Indenture.

                             ARTICLE V

                       SUCCESSOR CORPORATION

    SECTION 5.1 WHEN COMPANY AND GUARANTOR MAY MERGE OR TRANSFER ASSETS. Neither the Company nor, for so long as the Guaranty is in effect, the Guarantor shall consolidate with or merge with or into any other person or convey, transfer or lease its properties and assets substantially as an entirety to any person, unless:

       (a) either (1) the Company or the Guarantor, as the case may be, shall be the continuing corporation or (2) the person (if other than the Company or the Guarantor, as the case may be) formed by such consolidation or into which the Company or the Guarantor is merged or the person which acquires by conveyance, transfer or lease the properties and assets of the Company or the Guarantor substantially as an entirety (i) shall be a corporation, partnership or trust organized and validity existing under the laws of the United States or any state thereof or the District of Columbia and
    (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of the Company under the Securities and this Indenture or all of the obligations of Guarantor under the Guaranty and this Indenture, as the case may be;

       (b) immediately after giving effect to such transaction, no Default shall have occurred and be continuing; and

       (c) the Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been satisfied.

    The successor person formed by such consolidation or into which the Company or the Guarantor is merged or the successor person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture with the same effect as if such successor had been named as the Company or the Guarantor, as the case may be, herein; and thereafter, except in the case of a lease of its properties and assets substantially as an entirety, the Company or the Guarantor, as the case may be, shall be discharged from all obligations and covenants under this Indenture, the Securities, the Guaranty and coupons. Notwithstanding the foregoing, in the event the Acquisition does not occur, the Company may consolidate with or merge into the Guarantor and, upon such consolidation or merger, the Securities and all obligations thereunder and under the Indenture will thereafter become the sole obligation of the Guarantor (and will bind the Guarantor as if all references herein to "the Company" were to the "Guarantor") without any action on the part of the Guarantor, the Company, the Trustee or any other person (in such event, any Guarantees previously issued by the Guarantor shall be of no further force or effect).

                            ARTICLE VI

                       DEFAULTS AND REMEDIES

    SECTION 6.1 EVENTS OF DEFAULT. Unless otherwise specified as contemplated by Section 2.3(a) with respect to any series of securities, an "EVENT OF DEFAULT" occurs, with respect to each series of the Securities individually, if:

       (1) the Company defaults in (a) the payment of the principal of any Security of such series at its Maturity or (b) the payment of any interest upon any Security of such series when the same becomes due and payable and continuance of such default for a period of 60 days;

       (2) the Company or the Guarantor fails to comply with any of its agreements in the Securities or this Indenture (other than those referred to in clause (1) above and other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has been expressly included in this Indenture solely for the benefit of a series of Securities other than such series) and such failure continues for 60 days after receipt by the Company or the Guarantor of a Notice of Default;

       (3) there shall have been the entry by a court of competent jurisdiction of (a) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable Bankruptcy Law or (b) a decree or order adjudging the Company or the Guarantor, bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or the Guarantor or of any substantial part of its property, or ordering the wind up or liquidation of its affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days;

       (4) (a) the Company or the Guarantor commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (b) the Company or the Guarantor consents to the entry of a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (c) the Company or the Guarantor files a petition or answer or consent seeking reorganization or substantially comparable relief under any applicable federal state law, (d) the Company or the Guarantor (x) consents to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or the Guarantor or of any substantial part of its property, (y) makes an assignment for the benefit of creditors or (z) admits in writing its inability to pay its debts generally as they become due or
    (e) the Company or the Guarantor takes any corporate action in furtherance of any such actions in this clause (4);

       (5)  a Guaranty, whether pursuant to Article XII or as provided for in
    Section 2.3(a), shall for any reason cease to be, or be asserted in writing by a responsible officer of the Guarantor not be, in full force and effect, except to the extent contemplated by the Indenture; or

       (6) any other Event of Default provided with respect to Securities of that series.

       Notwithstanding the foregoing, upon the termination of any Guaranty pursuant to Article XII, the occurence of any event set forth in clauses (2) through (6) above with respect to the Guarantor shall not constitute an Event of Default hereunder.

       "BANKRUPTCY LAW" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. "CUSTODIAN" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

       A Default under clause (2) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate Principal Amount of the Outstanding Securities of such series notify the Company and the Trustee, of the Default and the Company does not cure such Default within the time specified in clause (2) above after receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "NOTICE OF DEFAULT."

    SECTION 6.2 ACCELERATION. If an Event of Default with respect to Securities of any series at the time Outstanding (other than an Event of Default specified in Section 6.1(3) or (4)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate Principal Amount of the Outstanding Securities of that series by notice to the Company and the Trustee, may declare the Principal Amount (or, if any of the Securities of that series are Discount Securities, such portion of the Principal Amount of such Securities as may be specified in the terms thereof) of all the Securities of that series to be immediately due and payable. Upon such a declaration, such Principal (or portion thereof) shall be due and payable immediately. If an Event of Default specified in Section 6.1(3) or (4) occurs and is continuing, the Principal (or portion thereof) of all the Securities of that series shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in aggregate Principal Amount of the Outstanding Securities of any series, by notice to the Trustee (and without notice to any other Securityholder) may rescind an acceleration with respect to that series and its consequences if the rescission would not conflict with any judgment or decree and all existing Events of Default with respect to Securities of such series have been cured or waived except nonpayment of the Principal (or portion thereof) of Securities of such series that has become due solely as a result of such acceleration and if all amounts due to the Trustee under Section 7.7 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

    SECTION 6.3 OTHER REMEDIES. If an Event of Default with respect to a series of Outstanding Securities occurs and is continuing, the Trustee may pursue any available remedy to (a) collect the payment of the whole amount then due and payable on such Securities for Principal and interest, with interest upon the overdue Principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest from the date such interest was due, at the rate or rates prescribed therefor in such Securities and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including amounts due the Trustee under Section 7.7 or (b) enforce the performance of any provision of the Securities or this Indenture.

       The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or coupons or does not produce any of the Securities or coupons in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

    SECTION 6.4 WAIVER OF PAST DEFAULTS. The Holders of a majority in aggregate Principal Amount of the Outstanding Securities of any series, by notice to the Trustee (and without notice to any other Securityholder), may on behalf of the Holders of all the Securities of such series and any related coupons waive an existing Default with respect to such series and its consequences except (1) an Event of Default described in Section 6.1(1) with respect to such series or (2) a Default in respect of a provision that under
Section 9.2 cannot be amended without the consent of the Holder of each Outstanding Security of such series affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

    SECTION 6.5 CONTROL BY MAJORITY. The Holders of a majority in aggregate Principal Amount of the Outstanding Securities of any series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee with respect to the Securities of such series. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability.

    SECTION 6.6 LIMITATION ON SUITS. A Holder of any Security of any series or any related coupons may not pursue any remedy with respect to this Indenture or the Securities unless:

       (1) the Holder gives to the Trustee written notice stating that an Event of Default with respect to the Securities of that series is continuing;

       (2) the Holders of at least 25% in aggregate Principal Amount of the Outstanding Securities of that series make a written request to the Trustee to pursue the remedy;

       (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense satisfactory to the Trustee;

       (4) the Trustee does not comply with the request within 60 days after receipt of the notice, the request and the offer of security or indemnity; and

       (5) the Holders of a majority in aggregate Principal Amount of the Outstanding Securities of that series do not give the Trustee a direction inconsistent with such request during such 60-day period.

       A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

    SECTION 6.7 RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right, which is absolute and unconditional, of any Holder of any Security or coupon to receive payment of the Principal of and (subject to Section 2.13) interest on such Security or payment of such coupon on the Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) held by such Holder, on or after the respective due dates expressed in the Securities or any Redemption Date, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected adversely without the consent of each such Holder.

    SECTION 6.8 COLLECTION SUIT BY TRUSTEE. If an Event of Default described in Section 6.1(1) with respect to Securities of any series occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to such series of Securities and the amounts provided for in Section 7.7.

    SECTION 6.9 TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the Principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue Principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

       (a) to file and prove a claim for the whole amount of Principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amount due the Trustee under Section 7.7) and of the Holders of Securities and coupons allowed in such judicial proceeding, and

       (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any Custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder of Securities and coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities and coupons, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.7.

    Nothing herein contained shall be deemed to authorize the Trustee or the holders of Senior Indebtedness to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.

    SECTION 6.10 PRIORITIES. If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order and, in case of the distribution of such money on account of Principal or interest, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

    FIRST:  to the Trustee for amounts due under Section 7.7;

    SECOND:  to the holders of Senior Indebtedness as provided for in
Article XIII;

    THIRD:   to Securityholders for amounts due and unpaid for the Principal and interest on the Securities and interest evidenced by coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for Principal and interest, respectively; and

    FOURTH:  the balance, if any, to the Company.

    The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10. At least 15 days before such record date, the Company shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

    SECTION 6.11 UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7 or a suit by Holders of more than 10% in aggregate Principal Amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of any Security or coupon for the enforcement of the payment of the Principal of or interest on any Security or the payment of any coupon on or after the Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption, on or after the Redemption Date).

    SECTION 6.12 WAIVER OF STAY, EXTENSION OR USURY LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                            ARTICLE VII

                              TRUSTEE

    SECTION 7.1  DUTIES OF TRUSTEE.

    (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

    (b)  Except during the continuance of an Event of Default:

       (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

       (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

    (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

       (1) this paragraph (c) does not limit the effect of paragraph (b) of this Section 7.1;

       (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

       (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

    (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 7.1.

    (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

    (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall not be liable for any interest on any money received by it except as the Trustee may otherwise agree with the Company.

    SECTION 7.2 RIGHTS OF TRUSTEE. (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

    (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

    (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

    (d) Subject to the provisions of Section 7.1 (c), the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

    SECTION 7.3 INDIVIDUAL RIGHTS OF TRUSTEE, ETC. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities or coupons and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-registrar or any other agent of the Company may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

    SECTION 7.4 TRUSTEE'S DISCLAIMER. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities or coupons. The Trustee shall not be accountable for the Company's use of the proceeds from the Securities and, shall not be responsible for any statement in the registration statement for the Securities under the Securities Act of 1933, as amended, or in the Indenture or the Securities or any coupons (other than its certificate of authentication) or for the determination as to which beneficial owners are entitled to receive any notices hereunder.

    SECTION 7.5 NOTICE OF DEFAULTS. If a Default with respect to the Securities of any series occurs and is continuing and if it is known to the Trustee, the Trustee shall give to each Holder of Securities of such series notice of such Default in the manner set forth in TIA Section 315(b) within 90 days after it occurs. Except in the case of a Default described in Section 6.1(1) with respect to any Security of such series or a Default in the payment of any sinking fund installment with respect to any Security of such series, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in


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



good faith determines that withholding the notice is in the interests of the Holders of Securities of such series.

    SECTION 7.6 REPORTS BY TRUSTEE TO HOLDERS. Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Holder of Securities a brief report dated as of such May 15 that complies with TIA Section 313(a). The Trustee also shall comply with TIA
Section 313(b) and (c).

    A copy of each report at the time of its mailing to Holders of Securities shall be filed with the SEC and each stock exchange on which the Securities of that series may be listed. The Company agrees to notify the Trustee whenever the Securities of a particular series become listed on any stock exchange and of any delisting thereof.

    SECTION 7.7  COMPENSATION AND INDEMNITY.  The Company agrees:

       (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

       (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

       (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

    To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a lien prior to the Securities and any coupons on all money or property held or collected by the Trustee, except that held in trust to pay the Principal of or interest, if any, on particular Securities or for the payment of particular coupons.

    The Company's payment obligations pursuant to this Section 7.7 shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.1(3) or (4), the expenses are intended to constitute expenses of administration under any Bankruptcy Law.


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



    SECTION 7.8 REPLACEMENT OF TRUSTEE. The Trustee may resign by so notifying the Company; PROVIDED, HOWEVER, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 7.8. The Holders of a majority in aggregate Principal Amount of the Outstanding Securities of any series at the time outstanding may remove the Trustee with respect to the Securities of such series by so notifying the Trustee and may appoint a successor Trustee. The Company shall remove the Trustee if:

       (1)  the Trustee fails to comply with Section 7.10;

       (2)  the Trustee is adjudged bankrupt or insolvent;

       (3) a receiver or public officer takes charge of the Trustee or its property; or

       (4)  the Trustee otherwise becomes incapable of acting.

    If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to the Securities of one or more series, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any series).

    In the case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of Securities of the particular series with respect to which such successor Trustee has been appointed. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.7.

    In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall


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



be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-Trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject, nevertheless, to its lien, if any, provided for in Section 7.7.

    If a successor Trustee with respect to the Securities of any series does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate Principal Amount of the Outstanding Securities of such series at the time outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

    If the Trustee fails to comply with Section 7.10, any Holder of a Security of such series may petition any court of competent jurisdiction for the removal of such Trustee and the appointment of a successor Trustee.

    SECTION 7.9 SUCCESSOR TRUSTEE BY MERGER. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

    SECTION 7.10 ELIGIBILITY; DISQUALIFICATION. The Trustee shall at all times satisfy the requirements of TIA Section 310(a)(1) and 310(a)(5). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9). In determining whether the Trustee has conflicting interests as defined in TIA


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



Section 310(b)(1), the provisions contained in the proviso to TIA Section 310(b)(1) shall be deemed incorporated herein.

    SECTION 7.11 PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                           ARTICLE VIII

                     SATISFACTION AND DISCHARGE

    SECTION 8.1 DISCHARGE OF LIABILITY ON SECURITIES. Except as otherwise contemplated by Section 2.3(a), when (a) the Company delivers to the Trustee all Outstanding Securities or all Outstanding Securities of any series, as the case may be, theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in
Section 2.8, (ii) Securities or Securities of such series, as the case may be, and coupons, if any, which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9, (iii) coupons, if any, appertaining to Securities or Securities of such series, as the case may be, called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 3.4, and (iv) Securities or Securities of such series, as the case may be, and coupons, if any, for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 2.4) for cancellation or (b) all Outstanding Securities have become due and payable and the Company deposits with the Trustee cash sufficient to pay at Stated Maturity the Principal Amount of all Principal of and interest on Outstanding Securities or all Outstanding Securities of such series (other than Securities replaced pursuant to Section 2.9), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 7.7, cease to be of further effect as to all Outstanding Securities or all Outstanding Securities of any series, as the case may be. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

    SECTION 8.2 REPAYMENT TO THE COMPANY. The Trustee and the Paying Agent shall return to the Company on Company Request any money held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such return, may at the expense and direction of the Company cause to be published once


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



in an Authorized Newspaper in each Place of Payment of or mail to each such Holder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed money then remaining wilt be returned to the Company. After return to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

    SECTION 8.3 OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE. Unless otherwise specified as contemplated by Section 2.3(a) with respect to Securities of a particular series, the Company, may at its option, by Board Resolution, at any time, with respect to any series of Securities, elect to have either Section
8.4 or Section 8.5 be applied to all of the outstanding Securities of any series (the "Defeased Securities"), upon compliance with the conditions set forth below in Article VIII.

    SECTION 8.4  DEFEASANCE AND DISCHARGE.  Upon the Company's exercise under
Section 8.3 of the option applicable to this Section 8.2, the Company and the Guarantor, if any, shall be deemed to have been discharged from their obligations with respect to the Defeased Securities on the date the conditions set forth below are satisfied (hereinafter "defeasance"). For this purpose, such defeasance means that the Company and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by the defeased Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of Sections 2.4, 2.5,2.6, 2.9, 2.11, 2.12, 4.1, 4.5, 6.6, 6.7, 7.7, 7.8
and 8.2 of this Indenture and to have satisfied all its other obligations under such series of Securities and this Indenture insofar as such series of Securities are concerned (and the Trustee, at the expense of the Company, and, upon written request, shall execute proper instruments acknowledging the same). Subject to compliance with this Article VIII, the Company may exercise its option under this Section 8.4 notwithstanding the prior exercise of its option under Section 8.5 with respect to a series of Securities.

       SECTION 8.5  COVENANT DEFEASANCE.  Upon the Company's exercise under
Section 8.3 of the option applicable this Section 8.5, the Company and the Guarantor, if any, shall be release from their obligations under Sections 4.2 and 4.3 and Article V and such other provisions as may be provided as contemplated by Section 2.3(a) with respect to Securities of a particular series and with respect to the Defeased Securities on and after the date the conditions set forth below are satisfied (hereinafter "covenant defeasance"), and the Defeased Securities shall thereafter be deemed to be not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences if any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Company and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provisions herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1 but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

       SECTION 8.6 CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE. The following shall be the conditions to application of either Section 8.4 or
Section 8.5 to a series of outstanding Securities.

    (a) The Company shall have irrevocably deposited with the Trustee, in trust,
(i) sufficient funds in the currency or currency unit in which the Securities of such series are denominated to pay the Principal of and interest to Stated Maturity (or redemption) on, the Debt Securities of such series, or (ii) such amount of direct obligations of, or obligations the principal of and interest on which are fully guaranteed by, the government which issued the currency in which the Securities of such series are denominated, and which are not subject to prepayment, redemption or call, as will, together with the predetermined and certain income to accrue thereon without consideration of any reinvestment thereof, be sufficient to pay when due the Principal of, and interest to Stated Maturity (or redemption) on, the Debt Securities of such series;

    (b) The Company shall (i) have delivered an opinion of counsel that the Holders of the Securities of such series will not recognize income, gain or loss for United States Federal income tax purposes as a result of such defeasance, and will be subject to tax in the same manner as if no defeasance and discharge or covenant defeasance, as the case may be, had occurred or (ii) in the case of an election under Section 8.4 the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date this Indenture was first executed, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel in the United States shall confirm that, the holders of Outstanding Securities of that particular series will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance; and

    (c) The Company shall have delivered to the Trustee an opinion of counsel to the effects that the funds deposited pursuant to Section 8.6(a) will not be subject to the rights of the holders of Senior Indebtedness.

                            ARTICLE IX

                      SUPPLEMENTAL INDENTURES

    SECTION 9.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders of Securities or coupons, the Company, the Guarantor and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

       (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

       (2) to add to the covenants, agreements and obligations of the Company for the benefit of the Holders of all of the Securities or any series thereof, or to surrender any right or power herein conferred upon the Company; or

       (3) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to Principal, to change or eliminate any restrictions (including restrictions relating to payment in the United States) on the payment of Principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit the issuance of Securities in uncertificated form; or

       (4) to establish the form or terms of Securities of any series and any related coupons as permitted by Sections 2.1 and 2.3(a), respectively; or

       (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.8; or

       (6)  to cure any ambiguity, defect or inconsistency; or

       (7) to add to, change or eliminate any of the provisions of this Indenture (which addition, change or elimination may apply to one or more series of Securities), PROVIDED that any such addition, change or elimination shall neither (a) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (b) modify the rights of the Holder of any such Security with respect to such provision; or

       (8) to remove the Guarantor and references to the Guaranty (as hereafter defined) upon the occurrence of the events specified in Section 12.3 of this Indenture;

       (9)  to secure the Securities; or

       (10) to make any other change that does not adversely affect the rights of any Securityholder.



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



    SECTION 9.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the written consent of the Holders of at least a majority in aggregate Principal Amount of the Outstanding Securities of each series affected by such supplemental indenture, the Company, the Guarantor and the Trustee may amend this Indenture or the Securities of any series or may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities of such series and any related coupons under this Indenture; PROVIDED, HOWEVER, that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

       (1) change the Stated Maturity of the Principal of, or any installment of Principal or interest on, any such Security, or reduce the Principal Amount thereof or the rate of interest thereon or any premium payable upon redemption thereof or reduce the amount of Principal of any such Discount Security that would be due and payable upon a declaration of acceleration of maturity thereof pursuant to Section 6.2, or change the Place of Payment, or change the coin or currency in which, any Principal of, or any installment of interest on, any such Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

       (2) reduce the percentage in Principal Amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such amendment or supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) with respect to the Securities of such series provided for in this Indenture;

       (3) make any change in the terms of the Subordination of the Securities in a manner adverse to the Holders of any series of Outstanding Securities;

       (4) make any change in the terms of any Guaranty of any series of the Securities in a manner adverse to the rights of the holders of the Securities of such series; or

       (5) modify any of the provisions of this Section, Section 6.4 or 6.7, except to increase the percentage of Outstanding Securities of such series required for such actions to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

    A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

    It shall not be necessary for the consent of the Holders under this Section
9.2 to approve the particular form of any proposed amendment or supplemental indenture, but it shall be sufficient if such consent approves the substance thereof.

    After an amendment or supplemental indenture under this Section 9.2 becomes effective, the Company shall mail to each Holder of the particular Securities affected thereby a notice briefly describing the amendment.

    SECTION 9.3 COMPLIANCE WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article shall comply with the TIA as then in effect.

    SECTION 9.4  REVOCATION AND EFFECT OF CONSENTS, WAIVERS AND ACTIONS.
Until an amendment or waiver with respect to a series of Securities becomes effective, a consent to it or any other action by a Holder of a Security of that series hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of that Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the Company or an agent of the Company certifies to the Trustee that the consent of the requisite aggregate Principal Amount of the Securities of that series has been obtained. After an amendment, waiver or action becomes effective, it shall bind every Holder of Securities of that series.

    The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver with respect to a series of Securities. If a record date is fixed, then notwithstanding the first two sentences of the immediately preceding paragraph, those persons who were Holders of Securities of that series at such record date (or their duly designated proxies), and only those persons, shall be entitled to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

    SECTION 9.5 NOTATION ON OR EXCHANGE OF SECURITIES. Securities of any series authenticated and delivered after the execution of any supplemental indenture with respect to such series pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of such series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities of that series.

    SECTION 9.6 TRUSTEE TO SIGN SUPPLEMENTAL INDENTURES. The Trustee shall sign any supplemental indenture authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such amendment, the Trustee shall be entitled to receive, and (subject to the provisions of Section 7.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

    SECTION 9.7 EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby, except to the extent otherwise set forth thereon.

                             ARTICLE X

                           SINKING FUNDS

    SECTION 10.1 APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 2.3(a) for Securities of such series.

    The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "MANDATORY SINKING FUND PAYMENT," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "OPTIONAL SINKING FUND PAYMENT." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 10.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of the Securities of such series.

    SECTION 10.2 SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES. The Company (1) may deliver Outstanding Securities of a series with the same issue date, interest rate and Stated Maturity (other than any previously called for redemption), together in the case of any Bearer Securities of such series with the same issue date, interest rate and Stated Maturity with all unmatured coupons appertaining thereto, and (2) may apply as a credit Securities of a series with the same issue date, interest rate and Stated Maturity which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of such series with the same issue date, interest rate and Stated Maturity; PROVIDED that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

    SECTION 10.3 REDEMPTION OF SECURITIES FOR SINKING FUND. Not less than 60 days (or such shorter period as shall be acceptable to the Trustee) prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 10.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.2 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 3.3. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.4 and 3.6.

                            ARTICLE XI

                  ACTIONS OF HOLDERS OF SECURITIES

    SECTION 11.1 PURPOSES FOR WHICH MEETINGS MAY BE CALLED. A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

    SECTION 11.2 CALL, NOTICE AND PLACE OF MEETINGS. (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 11.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York or, for a series of Securities issued as Bearer Securities, in London as the Trustee shall determine or, with the approval of the Company, at any other place. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 14.2, not less than 21 nor more than 180 days prior to the date fixed for the meeting.


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



    (b) In case at any time the Company or the Holders of at least 10% in Principal Amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 11.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or for a series of Securities issued as Bearer Securities, in London, or in such other place as shall be determined and approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section 11.2.

    SECTION 11.3 PERSONS ENTITLED TO VOTE AT MEETINGS. To be entitled to vote at any meeting of Holders of Securities of any series, a person shall be
(1) a Holder of one or more Outstanding Securities of such series, or (2) a person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders.
The only persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

    SECTION 11.4 QUORUM; ACTION. The persons entitled to vote a majority in Principal Amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case, the meeting may be adjourned for a period determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in
Section 11.2(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

    Except as limited by the proviso to Section 9.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in Principal Amount of the Outstanding Securities of that series; PROVIDED, HOWEVER, that, except as limited by


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



the proviso to Section 9.2, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in Principal Amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in Principal Amount of the Outstanding Securities of that series.

    Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

    SECTION 11.5 DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS. (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section
11.7 and the appointment of any proxy shall be proved in the manner specified in
Section 11.7 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by
Section 11.7 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 11.7 or other proof.

    (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 11.2 (b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the persons entitled to vote a majority in Principal Amount of the Outstanding Securities of such series represented at the meeting.

    (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to vote with respect to the Outstanding Securities of such series held or represented by him; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect to any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.


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



    (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 11.2 at which a quorum is present may be adjourned from time to time by persons entitled to vote a majority in Principal Amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

    SECTION 11.6 COUNTING VOTES AND RECORDING ACTION OF MEETINGS. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed signatures of the Holders of Securities of such series or of their representatives by proxy and the Principal Amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 11.2 and, if applicable, Section 11.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

    SECTION 11.7 ACTIONS OF HOLDERS GENERALLY. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of this Article, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 7.1) conclusive in favor of the Trustee and the Company, if made in


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



the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 11.6.

    (b) The fact and date of the execution by any person of any such instrument or writing, or the authority of the persons executing the same, may be proved in any reasonable manner which the Trustee deems sufficient.

    (c) The Principal Amount and serial numbers of Registered Securities held by the person, and the date of holding the same, shall be proved by the books of the Registrar.

    (d) The Principal Amount and serial numbers of Bearer Securities held by any person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed by any trust company, bank, banker or other depositary, wherever situated, as depositary, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or
(4) such Bearer Security is no longer Outstanding. The Principal Amount and serial numbers of Bearer Securities held by any person, and the date of holding the same, may also be proved in any other manner which the Trustee deems sufficient.

    (e) Any request, demand, authorization, direction, notice, consent, waiver or other act of the Holder of any Security in accordance with this Section shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

    (f) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other act in accordance with this Section, the Company may, at its option, by or pursuant to an Officers' Certificate delivered to the Trustee, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or such other act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determin-ing whether Holders of the requisite percentage of Outstanding Securities or Outstanding Securities of a series, as the case may be, have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the Outstanding Securities or Outstanding Securities of the series, as the case may be, shall be computed as of such record date; PROVIDED, that no such authorization, agreement or consent by the Holders on the record date shall be deemed effective unless such request, demand, authorization, direction, notice, consent, waiver or other act shall become effective pursuant to the provisions of clause (a) of this Section 11.7 not later than six months after the record date.

                            ARTICLE XII

                              GUARANTY

    SECTION 12.1 GUARANTY.The provisions of this Article shall be applicable to any issuance of a series of Securities as to which payment obligations thereunder, to the extent specified as contemplated by Section 2.3(a), are to be guaranteed by the Guarantor.

    (a) In consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby irrevocably and unconditionally guarantees (the "Guaranty") to each Holder of a Security of a particular series authenticated and delivered by the Trustee and to the Trustee and its successors and assigns that: (x) the Principal of and interest on the Securities will be paid in full when due, whether at Maturity or Interest Payment Date or otherwise; (y) all other obligations of the Company to the Holders or the Trustee under this Indenture or the Securities will be promptly paid in full or performed, all in accordance with the terms of this Indenture and the Securities of such series; and (z) in case of any extension of time of payment or renewal of any Securities of such series or any of such other obligations, they will be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity or otherwise.
Failing payment when due of any amount so guaranteed for whatever reason, the Guarantor shall be obligated to pay the same before failure so to pay becomes an Event of Default.

    (b) The Guarantor hereby agrees that its obligations with regard to this Guaranty shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, the recovery of any judgment against the Company, any action to enforce the same or any other circumstances that might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company or right to require the prior disposition of the assets of the Company to meet their obligations, protest, notice and all


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



demands whatsoever and covenants that this Guaranty will not be discharged except by complete performance of the obligations contained in the Securities and this Indenture or otherwise in accordance with this Indenture or as specified as contemplated by Section 2.3(a) with respect to Securities of a particular series.

    It is the intention of the Guarantor and the Company that the obligations of the Guarantor hereunder shall be in, but not in excess of, the maximum amount permitted by applicable law. Accordingly, if the obligations in respect of the Guaranty would be annulled, avoided or subordinated to the creditors of the Guarantor by a court of competent jurisdiction in a proceeding actually pending before such court as a result of a determination both that such Guaranty was made without fair consideration and that, at the time thereof, immediately after giving effect thereto, or at the time that any demand is made thereupon the Guarantor was insolvent or unable to pay its debts as they mature or left with an unreasonably small capital, then the obligations of the Guarantor under the Guaranty shall be reduced by such an amount, if any, that would result in the avoidance of such annulment, avoidance or subordination; PROVIDED, HOWEVER, that any reduction pursuant to this paragraph shall be made in the smallest amount as is necessary to reach such result. For purposes of this paragraph, "fair consideration," "insolvency," "unable to pay its debts as they mature," "unreasonably small capital" and the effective times of reductions, if any, required by this paragraph shall be determined in accordance with applicable law.

    SECTION 12.2 EXECUTION AND DELIVERY OF THE GUARANTY.To evidence its Guaranty set forth in Section 12.1, the Guarantor agrees that a notation of such Guaranty substantially in the form annexed hereto as Exhibit A or as otherwise specified as contemplated by Section 2.3(a) with respect to Securities of a particular series shall be endorsed on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of such Guarantor by two Authorized Representatives or by one Authorized Representative with an attestation by another Authorized Representative, by manual or facsimile signature.

       The Guarantor agrees that its Guaranty set forth in Section 12.1 shall remain in full force and effect and apply to all the Securities notwithstanding any failure to endorse on each Security a notation of such Guaranty.

       If an Authorized Representative whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security on which a Guaranty is endorsed, the Guaranty shall be valid nevertheless.

       The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guaranty set forth in this Indenture on behalf of each Guarantor.



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



    SECTION 12.3 TERMINATION OF THE GUARANTY.Unless otherwise specified as contemplated by Section 2.3(a) with respect to Securities of a particular series, the Guarantor's obligations under the Guaranty and this Indenture shall terminate immediately and automatically upon the consummation of the Acquisition without any action on the part of the Company, the Guarantor, the Trustee or any other person. The Guarantor intends to Guarantee the obligations of the Company under the Securities and this Indenture only for the period that the Company is a wholly owned subsidiary of the Guarantor. From and after the time that Capital Cities becomes a subsidiary or an Affiliate of the Company, the Trustee and Holders of Securities, whether then outstanding or issued thereafter, shall look only to the Company for performance under this Indenture and the Securities and shall have no further rights or remedies under the Guaranty or this
Article XII.  From and after the time the Guaranty terminates under this
Article XII, any certificates authenticated and delivered pursuant to
Section 2.4 shall not include the form of Guaranty attached hereto as Exhibit A.

                           ARTICLE XIII

                           SUBORDINATION

    SECTION 13.1 SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS. Unless otherwise specified as contemplated by Section 2.3(a), the Securities shall be subordinated to Senior Indebtedness as set forth in this Article XIII. The Company covenants and agrees, and each Holder of a Security of any series by such Holder's acceptance thereof likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article XIII, the indebtedness represented by the Securities and the payment of the Principal Amount, interest and such other amounts as provided for in Section 2.3(a), if any, in respect of each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.


    "SENIOR INDEBTEDNESS" means the principal of (and premium, if any) and interest on (including interest accruing after the filing of a petition initiating any proceeding pursuant to any Bankruptcy Law, but only to the extent allowed or permitted to the holder of such Debt of the Company against the bankruptcy or any other insolvency estate of the Company in such proceeding) and other amounts due on or in connection with any Debt of the Company incurred, assumed or guaranteed by the Company, whether outstanding on the date of the Indenture or thereafter incurred, assumed or guaranteed and all renewals, extensions and refundings of any such Debt of the Company; provided, however, that the following will not constitute Senior Indebtedness:

    (a) any Debt of the Company as to which, in the instrument creating the same or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such Debt of the Company shall be subordinated to any other Debt of the Company;

    (b) any Debt of the Company which by its terms states that such Debt of the Company shall not be senior in right of payment to the Securities;

    (c) Debt of the Company in respect of the Securities;



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



    (d) any Debt of the Company to any Affiliate of the Company or Subsidiary of the Company; and

    (e) any Debt of the Company issued pursuant to that certain Indenture dated as of among the Company, The Walt Disney Company, as Guarantor and, as Trustee relating to subordinated debt securities (which such debt securities shall rank junior in right of payment to the Securities).

    SECTION 13.2. PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC. Upon any distribution of assets of the Company in the event of:

       (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or

       (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or

       (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company,

then and in such event

       (1) the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash, before the Holders of the Securities are entitled to receive any payment on account of the Principal Amount, interest or such other amounts as may be provided for in Section 2.3(a), if any, in respect of the Securities; and

       (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article XIII, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Company being subordinated to the payment of the Securities, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and premium, if any, and interest on the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

    In the event that, notwithstanding the foregoing provisions of this Section 13.2, the Trustee or the Holder of any Security shall receive any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Company being subordinated to the payment of the Securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall then have been made known to the Trustee as provided in Section 13.10, or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

    For purposes of this Article XIII only, the words "CASH, PROPERTY OR securities," or any combination thereof, shall not be deemed to include shares of Capital Stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinated, at least to the extent provided in this Article XIII with respect to the Securities, to the payment of all Senior Indebtedness which may at the time be outstanding; PROVIDED, HOWEVER, that (i) Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered, in any manner adverse to such holders, by such reorganization or readjustment.

    The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its assets to another person upon the terms and conditions set forth in Article V shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section 13.2 if the corporation formed by such consolidation or into which the Company is merged or the person which acquires by conveyance or transfer all or substantially all of the assets of the Company, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article V.

    SECTION 13.3.  ACCELERATION OF SECURITIES. In the event that any
Securities are declared due and payable before their Stated Maturity pursuant to
Section 6.2, then and
in such event the Company shall promptly notify holders of Senior
Indebtedness of such acceleration. The Company may not pay the Securities until 120 days have passed after such acceleration occurs and may thereafter pay the Securities if this Article XIII permits the payment at that time.

    In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Securities prohibited by the foregoing provisions of this Section 13.3, and if such facts then shall have been known or thereafter shall have been made known to the Trustee (as provided in Section 13.10) or to such Holder, as the case may be, pursuant to the terms of this Indenture, then and in such event such payment shall be paid over and delivered forthwith to the Company by or on behalf of the person holding such payment for the benefit of the holders of Senior Indebtedness.

    The provisions of this Section 13.3 shall not apply to any payment with respect to which Section 13.2 would be applicable.

    SECTION 13.4. DEFAULT IN SENIOR INDEBTEDNESS. The Company may not make any payment of the Principal Amount, interest or other such amounts as may be provided for in Section 2.3(a), if any, in respect of the Securities and may not acquire any Securities for cash or property (other than for Capital Stock of the Company) if:

       (1)a default on Senior Indebtedness occurs and is continuing that permits holders of such Senior Indebtedness to accelerate its maturity; and

       (2)the default is the subject of judicial proceedings or the Company receives a notice of default thereof from any person who may give such notice pursuant to the instrument evidencing or document governing such Senior Indebtedness. If the Company receives any such notice, then a similar notice received within nine months thereafter relating to the same default on the same issue of Senior Indebtedness shall not be effective for purposes of this Section 13.4.

    The Company may resume payments on the Securities and may acquire Securities if and when:

       (a)the default is cured or waived; or

       (b)120 or more days pass after the receipt by the Company of the notice described in clause (2) above and the default is not then the subject of judicial proceedings; and

this Article XIII otherwise permits the payment or acquisition at that time.


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





    In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section 13.4, and if such fact then shall have been known or thereafter shall have been made known to the Trustee as provided in Section
13.10 or such Holder, as the case may be, pursuant to the terms of this Indenture, then and in such event such payment shall be paid over and delivered forthwith to the Company by or on behalf of the person holding such payment for the benefit of the holders of the Senior Indebtedness.

    The provisions of this Section 13.4 shall not apply to any payment with respect to which Section 13.2 would be applicable.

    SECTION 13.5. PAYMENT PERMITTED IF NO DEFAULT. Nothing contained in this
Article XIII or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 13.2 or under the conditions described in Section
13.3 or 13.4, from making payments at any time of the Principal Amount, interest or such other amounts as may be provided for in Section 2.3(a), if any, as the case may be, in respect of the Securities, or (b) the application by the Trustee or the retention by any Holder of any money deposited with it hereunder to the payment of or on account of the Principal Amount, interest or such other amounts as may be provided for in Section 2.3(a), if any, as the case may be, in respect of the Securities if the Trustee did not have, at the time provided in the proviso to the first paragraph of Section 13.10, notice that such payment would have been prohibited by the provisions of this Article XIII.

    SECTION 13.6. SUBROGATION RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.
Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article XIII to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities applicable to the Senior Indebtedness until the Principal Amount, interest or such other amounts as provided for in Section 2.3(a), if any, as the case may be, in respect of the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this
Article XIII, and no payments pursuant to the provisions of this Article XIII to the Company or to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.


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




    SECTION 13.7. PROVISION SOLELY TO DEFINE RELATIVE RIGHTS. The provisions of this Article XIII are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article XIII or elsewhere in this Indenture or in the Securities is intended to or shall:

       (a) impair, as between the Company and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the Principal Amount, interest or such other amounts as may be provided for in Section 2.3(a), if any, as the case may be, in respect of the Securities as and when the same shall become due and payable in accordance with the terms of the Securities and this Indenture and which, subject to the rights under this Article XIII of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company; or

       (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than holders of Senior Indebtedness; or

       (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XIII of the holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the Trustee or such Holder.

    SECTION 13.8. TRUSTEE TO EFFECTUATE SUBORDINATION. Each Holder of a Security by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XIII and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

    SECTION 13.9. NO WAIVER OF SUBORDINATION PROVISIONS. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

    Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of, or notice to, the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article XIII or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise dispose of any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any person liable in any manner for the collection of Senior Indebtedness and (iv) exercise or refrain from exercising any rights against the Company or any other person.

    SECTION 13.10. NOTICE TO TRUSTEE. The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Failure to give such notice shall not affect the subordination of the Securities to Senior Indebtedness. Notwithstanding the provisions of this Article XIII or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof at the address specified in
Section 14.2 from the Company or a holder of Senior Indebtedness or from any trustee or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Trust Officer of the Trustee shall not have received, at least three Business Days prior to the date upon which by the terms hereof any such money may become payable for any purpose (including, without limitation, the payment of the Principal Amount, interest or such other amounts as may be provided for in
Section 2.3(a), if any, as the case may be, in respect of any Security), the notice with respect to such money provided for in this Section 13.10, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

    Subject to the provisions of Section 7.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or agent on behalf of any such holder). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article XIII, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article XIII, and if such evidence is not furnished, the Trustee may defer any payment which it may be required to make for the benefit of


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


such person pursuant to the terms of this Indenture pending judicial determination as to the right of such person to receive such payment.

    SECTION 13.11. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT. Upon any payment or distribution of assets of the Company referred to in this Article XIII, the Trustee, subject to the provisions of Section 7.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIII.

    SECTION 13.12. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.
The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article XIII or otherwise. The Trustee shall not be charged with knowledge of the existence of Senior Indebtedness or of any facts that would prohibit any payment hereunder unless a Trust Officer of the Trustee shall have received notice to that effect at the address of the Trustee set forth in Section 14.2. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article XIII and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

    SECTION 13.13. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS; PRESERVATION OF TRUSTEE'S RIGHTS. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XIII with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

    Nothing in this Article XIII shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.7.

    SECTION 13.14. ARTICLE XIII APPLICABLE TO PAYING AGENTS. The term
"Trustee" as used in this Article XIII shall (unless the context otherwise requires) be construed as extending to and including the Paying Agent within its meaning as fully for all intents


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

and purposes as if the Paying Agent were named in this Article XIII in addition to or in place of the Trustee; provided, however, that Sections 13.10 and 13.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

    SECTION 13.15. SUBORDINATION OF GUARANTY. Any Guaranty of the Securities, whether provided by Article XIII or otherwise, shall be subordinated to Guarantor Senior Indebtedness to the extent and in the manner that the Securities are subordinated to Senior Indebtedness of the Company.

    "GUARANTOR SENIOR INDEBTEDNESS" means the principal of (and premium, if any) and interest on (including interest accruing after the filing of a petition initiating any proceeding pursuant to any Bankruptcy Law, but only to the extent allowed or permitted to the holder of such Debt of the Guarantor against the bankruptcy or any other insolvency estate of the Guarantor in such proceeding) and other amounts due on or in connection with any Debt of the Guarantor incurred, assumed or guaranteed by the Guarantor, whether outstanding on the date of the Indenture or thereafter incurred, assumed or guaranteed and all renewals, extensions and refundings of any such Debt of the Guarantor; provided, however, that the following will not constitute Guarantor Senior Indebtedness:

       (a) any Debt of the Guarantor as to which, in the instrument creating the same or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such Debt of the Guarantor shall be subordinated to any other Debt of the Guarantor;

       (b) any Debt of the Guarantor which by its terms states that such Debt of the Guarantor shall not be senior in right of payment to the Guarantees;

       (c) Debt of the Guarantor in respect of the Guarantees;

       (d) any Debt of the Guarantor to any Affiliate of the Guarantor or Subsidiary of the Guarantor; and

       (e) any debt of the Guarantor issued pursuant to that certain Indenture
    dated as of   , among the Company, The Walt Disney Company, as Guarantor and as trustee, relating to subordinated debt securities (which such Debt of the Company shall rank junior in right of payment to the Securities.

 .                           ARTICLE XIV

                           MISCELLANEOUS


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

    SECTION 14.1 TRUST INDENTURE ACT CONTROLS. If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by the TIA, the required provision shall control.

    SECTION 14.2 NOTICES. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows:


       if to the Company:

       DC Holdco, Inc.
       500 South Buena Vista Street
       Burbank, CA 91521

       Attention: Legal Department


       if to the Guarantor:

       The Walt Disney Company
       500 South Buena Vista Street
       Burbank, California  91521

       Attention:  Legal Department

       if to the Trustee:



       Attention:

    The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

    Any notice or communication given to a Holder of Registered Securities shall be mailed to such Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed. Notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and in such other city



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


or cities as may be specified in such Securities on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice.

    Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

    Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Holders of Securities of the same series. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

    If the Company mails a notice or communication to the Holders of Securities of a particular series, it shall mail a copy to the Trustee and each Registrar, co-registrar or Paying Agent, as the case may be, with respect to such series.

    In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice to Holders of Registered Securities by mail, then such notification as shall be made with the acceptance of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein.

    In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities given as provided herein.

    Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication

    SECTION 14.3  COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.
Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect



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


to their rights under this Indenture or the Securities. The Company and the Trustee, the Registrar or the Paying Agent with respect to a particular series of Securities, and anyone else, shall have the protection of TIA Section 312(c).

    SECTION 14.4 CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

       (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

       (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

    SECTION 14.5 STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

       (1) statement that each person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

       (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

       (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

       (4) a statement that, in the opinion of such person, such covenant or condition has been complied with.

  SECTION 14.6 SEPARABILITY CLAUSE. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

  SECTION 14.7 RULES BY TRUSTEE, PAYING AGENT AND REGISTRAR. With respect to the Securities of a particular series, the Trustee with respect to such series of Securities may make reasonable rules for action by or a meeting of Holders of such series of Securities. With respect to the Securities of a particular series, the Registrar and the Paying Agent with respect to such series of Securities may make reasonable rules for their functions.



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


  SECTION 14.8 LEGAL HOLIDAYS. A "LEGAL HOLIDAY" is any day other than a Business Day. If any specified date (including an Interest Payment Date, Redemption Date or Stated Maturity of any Security, or a date for giving notice) is a Legal Holiday at any Place of Payment or place for giving notice, then (notwithstanding any other provision of this Indenture or of the Securities or coupons other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of interest or Principal need not be made at such Place of Payment, or such other action need not be taken, on such date, but the action shall be taken on the next succeeding day that is not a Legal Holiday at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or such other date and to the extent applicable no Original Issue Discount or interest, if any, shall accrue for the intervening period.

  SECTION 14.9 GOVERNING LAW. THIS INDENTURE, THE SECURITIES AND THE GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

  SECTION 14.10 NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company or the Guarantor shall not have any liability for any obligations of the Company or the Guarantor under the Securities, the Guarantees or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder of such Security shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

  SECTION 14.11 SUCCESSORS. All agreements of the Company and the Guarantor in this Indenture and the Securities and the Guarantor shall bind its respective successor. All agreements of the Trustee in this Indenture shall bind its successor.

  SECTION 14.12 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

  SECTION 14.13 BENEFITS OF INDENTURE. Nothing in this Indenture or in the Securities or Guarantees, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefits or any legal or equitable right, remedy or claim under this Indenture.

  SECTION 14.14 MULTIPLE ORIGINALS. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

                                      DC HOLDCO, INC.



                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:



Attest:



------------------------------
Name:
Title:

                                                          , as Trustee


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:



Attest:



------------------------------
Name:
Title:

                                      THE WALT DISNEY COMPANY
                                       as Guarantor


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

Attest:



------------------------------
Name:
Title:

                            EXHIBIT A

                         FORM OF GUARANTY

  For value received, The Walt Disney Company, a Delaware corporation, hereby fully and unconditionally guarantees, on a subordinated basis to the extent set forth in the Indenture, to the Holder of the Security upon which this Guaranty is endorsed the due and punctual payment, as set forth in the Indenture pursuant to which such Security and this Guaranty were issued, of the Principal of and interest on such Security when and as the same shall become due and payable for any reason according to the terms of such Security and Article XII of the
Indenture.   The Guaranty of the Security upon which this Guaranty is endorsed will terminate automatically upon the occurrence of certain events as provided in Article XII of the Indenture, including without limitation the consummation of the acquisition of Capital Cities/ABC, Inc. by The Walt Disney Company. The Guaranty of the Security upon which this Guaranty is endorsed will not become effective until the Trustee signs the certificate of authentication on such Security.



                                           THE WALT DISNEY COMPANY


                                           By:
                                               ------------------------------
                                           Attest:
                                                   --------------------------